UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

Effective December  5, 2012, the board of  directors of Abakan  Inc. (the “Company”)  accepted the resignation of David Charbonneau as a director of the Company.

(c)

Effective  December  5,  2012,  the  board  of  directors  appointed  David  Charbonneau  as  its  chief financial  officer  and  principal  accounting  officer  for  an  initial  three  year  term.  Mr.  Charbonneau  is  fifty one (51) years old.

Mr.  Charbonneau  served  as  a  member  of  the  Company’s  board  of  directors  and  as  a  member  of  the

Company’s   Audit,   Compensation,   Nominating   and   Ethics   Committees   from   June   15,   2012   until

December 5, 2012.

Mr.  Charbonneau  brings  to  his  new  positions  management  skills  and  an  expert  accounting  background with  over  25  years  of  accounting,  management  and  consultancy  experience.  He  is  an  Ohio  Certified

Public  Accountant  and  a  Certified  Florida  Building  Contractor.  He  earned  a  Bachelor  of  Science  in

Business  Administration  with  a  Major  in  Accounting  from  The  Ohio  State  University.  He  started  his

accounting  career  as  an  auditor  for  Arthur  Anderson  &  Co  in  Cleveland.     His  chief  financial  officer

experience  spans  over  20  years  in  manufacturing,  rental  equipment  and  construction  industries.    Mr.

Charbonneau  was  a  chief  financial  officer  of  standalone  subsidiaries  of  both  an  Australian  and  United

Kingdom   publicly   traded   companies,   Diamond   Engineered   Space   Inc.   and   Waco   International

Corporation.

Mr.  Charbonneau  has  entered  into  an  employment  agreement  with  the  Company  in  connection  with  his appointment  as  chief  financial  officer  and  principal  accounting  officer.  The  compensatory  terms  of  the employment  agreement  include  a  base salary,  deferred compensation,  options  to purchase  125,000  shares that  vest in equal increments over three years at an exercise price of $2.61 per share, a retention award, in addition to health, disability and life benefits.

Mr.  Charbonneau  has  not  entered  into  any  arrangement  or  understanding  with  any  other  persons  in connection  with  his  appointment  as  the  Company’s  chief  financial  officer  and  principal  accounting officer.

Mr.  Charbonneau  is  not  related  to  any  director,  executive  officer  or  person  nominated  or  chosen  by  the

Company to become a director or executive officer.

Since  the  beginning  of  its  last  fiscal  year,  in  addition  to  his  employment  agreement,  Mr.  Charbonneau entered into a related transaction with the Company in connection with his prior appointment as a director of  the  Company.  The  compensatory  terms  of  his  director’s  compensation  agreement  included  options  to purchase shares, and a singular issuance of common shares issuance. Options granted to Mr. Charbonneau pursuant  to  this  agreement  will  continue  to  vest  as  part  of  the  consideration  given  under  his  present employment agreement.

(d)

Effective December 5, 2012, the board of directors of the Company appointed Raymond Tellini to serve as a member of the Company’s board of directors until the next annual meeting of its stockholders. Mr. Tellini is forty six (46) years old.

Mr. Tellini is currently the managing member of Brennecke Partners LLC, a private investment firm that makes specialty finance and growth capital investments. Prior to joining Brennecke in 2006, Mr. Tellini worked as a principal at the hedge fund Palladin Group, L.P. and its successor firm, Imperium Partners

Group L.P. While at Imperium and Palladin, Mr. Tellini was responsible for PIPE transactions as well as specialty finance and venture capital investments.

Mr. Tellini has served as a director of Typhoon Touch Technologies, Inc. since February 2008. Typhoon was involved in protecting its touch screen technology and commercializing intellectual property.

Mr. Tellini brings to his new position independent management oversight with a solid accounting background garnered over two decades of accounting, management and investment experience. He is a certified public accountant, inactive, with a bachelor's of science degree in accounting from Lehigh

University and a master's degree in business administration and finance from New York University Stern

School of Business.

For purposes of determining director independence, the Company has applied the definitions set out in

NASDAQ Rule 4200(a) (15). Under this Rule, a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, the Company deems Mr. Tellini to be an independent director.

The Company expects at this time that Mr. Tellini will serve on each of its Audit, Compensation,

Nominating and Ethics Committees.

Mr. Tellini has entered into a board of director’s compensation agreement with the Company in connection with his appointment to the board of directors. The compensatory terms of the agreement include options to purchase 175,000 shares, 25,000 of which vest immediately with the remainder vesting in equal increments over three years with an exercise price of $2.61 per share.

Mr.  Tellini  has  not  entered  into  any  arrangement  or  understanding  with  any  other  persons  in  connection with his appointment as a director of the Company.

Mr.  Tellini  is  not  related  to  any  director,  executive  officer  or  person  nominated  or  chosen  by  the

Company to become a director or executive officer.

Since the beginning of  its last  fiscal  year, Mr. Tellini  has not  entered into any related transaction with the

Company except in connection with his director compensation agreement.

_____________________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLOSURE

The Company has made available on its website at www.abakaninc.com/presentations.html  an Executive

Informational Overview®, prepared by Crystal Research Associates LLC, dated December 6, 2012,

intended as a general introduction to its business.

The Company is furnishing said information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for the purposes of

Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

10.1

Attached

Charbonneau Employment Agreement dated December 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

December 7, 2012

Name: Robert H. Miller

Title: Chief Executive Officer

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